Exhibit 99.1 Financial Analyst Session

Kate Scolnick Vice President Investor Relations 2

Disclaimer

This presentation has been prepared by Freshworks Inc. ("Freshworks") for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise, or representation by Freshworks or any officer, director, employee, agent, or advisor of Freshworks. This presentation does not purport to be all inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof or the date indicated in this presentation accompanying certain historical facts.

This presentation contains "forward-looking" statements within the Private Securities Litigation Reform Act of 1995 that are based on our management's current expectations and projections about future events and financial trends that we believe as of the date of this presentation may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. Other than statements of historical facts, all statements contained in this presentation, including statements regarding our annual recurring revenue, revenue, expenses, average revenue per account, and other results of operations; future financial performance, business strategy and plans; potential market and growth opportunities; addition of new customers or continuing relationship with existing customers; growth rates, competitive position; technological or market trends; and our objectives for future operations, are forward-looking statements. Historical results are not indicative of future performance and you should not rely on past performance as indicative of any future performance by Freshworks.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions including our ability to achieve or maintain profitability; our expectations and management of future growth; the effects of increased competition as well as innovations by new and existing competitors in our market; and our ability to retain our existing customers and to increase our number of customers. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results or performance to differ materially from those contained in any forward-looking statements we may make.

Factors that may cause actual results to differ materially include our ability to achieve our long-term plans and key initiatives; our ability to sustain or manage any future growth effectively; our ability to attract and retain customers or expand sales to existing customers; delays in product development or deployments or the success of such products; the failure to deliver competitive service offerings and lack of market acceptance of any offerings delivered; the impact to the economy, our customers and our business due to global economic conditions, including market volatility, foreign exchange rates, and impact of inflation; the timeframes for and severity of the impact of any weakened global economic conditions on our customers' purchasing and renewal decisions, which may extend the length of our sales cycles or adversely affect our industry; our history of net losses and ability to achieve or sustain profitability, as well as the other potential factors described under "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2025 and other documents of Freshworks Inc. we file with the Securities and Exchange Commission from time to time (available at www.sec.gov).

We caution you not to place undue reliance on forward-looking statements, which speak only as of the date hereof and are based on information available to us at the time the statements are made and/or management's good faith belief as of that time with respect to future events. We assume no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

Certain terms used in this presentation, such as, "ARR", "ARPA", "CAGR", "FCF", "SBC", "SMB", "TTM" , and others, are defined in the Appendix unless otherwise defined on the slide in which they appear.

© 2026 Freshworks Inc. All Rights Reserved. Freshworks, Freshservice, and FireHydrant and any associated logo are trademarks of Freshworks Inc. All other company, brand and product names may be trademarks or registered trademarks of their respective companies. Nothing in this presentation should be construed to the contrary, or as an approval, endorsement or sponsorship by Freshworks.

© 2026 Freshworks Inc. All rights reserved.

Use of Non-GAAP Measures In addition to the U.S. generally accepted accounting principles (“GAAP”) ﬁnancials, this presentation includes certain non-GAAP ﬁnancial measures, including non-GAAP income (loss) from operations and adjusted free cash ﬂow. This presentation also includes certain non-GAAP metrics, including annual recurring revenue, average revenue per account, net dollar retention rates, revenue growth rates and related presentation thereof with adjustments for constant currency. We use these non-GAAP measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our ﬁnancial performance. We believe these non-GAAP measures provide investors consistency and comparability with our past ﬁnancial performance and facilitate period-to-period comparisons of our operating results. We believe these non-GAAP measures are useful in evaluating our operating performance compared to that of other companies in our industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Investors, however, are cautioned that there are material limitations associated with the use of non-GAAP ﬁnancial measures as an analytical tool. The presentation of these non-GAAP ﬁnancial measures is not intended to be considered in isolation or as a substitute for, or superior to, ﬁnancial information prepared and presented in accordance with GAAP. The non-GAAP measures we use may be different from non-GAAP ﬁnancial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing speciﬁc information regarding the GAAP items excluded from these non-GAAP ﬁnancial measures. Please see the appendix for a reconciliation of the non-GAAP ﬁnancial measures used in this presentation to the most directly comparable GAAP ﬁnancial measures. © 2026 F © 2025 Fr reshworks Inc. All rights r eshworks Inc. All rights reser eserv ved. ed.

Dennis Woodside Chief Executive Oﬃcer 5

Headlines that redeﬁne our story from 2026 to 2028 We are an EX ﬁrst company Freshservice is a leader with agile enterprises and in the mid-market AI is a tailwind that is enabling growth We are proﬁtable and scaling We are committed to capital eﬃciency and prudent capital management © 2026 Freshworks Inc. All rights reserved.

Headlines that redeﬁne our story from 2026 to 2028 We are an EX ﬁrst company Freshservice is a leader with agile enterprises and in the mid-market AI is a tailwind that is enabling growth We are proﬁtable and scaling We are committed to capital eﬃciency and prudent capital management © 2026 Freshworks Inc. All rights reserved.

Our vision Freshservice is the AI-powered, uniﬁed service operations platform that is fast to deploy, intuitive to use, and enables every employee to be more productive. © 2025 Freshworks Inc. All rights reserved.

Freshworks is now an EX-ﬁrst company 2021 2026E 2028E EX-ﬁrst foundations Growing EX product platform AI-enabled EX platform leader 70% 60% EX EX 37% EX % of ARR % of ARR % of ARR © 2026 Freshworks Inc. All rights reserved.

Freshservice is on a path to ~$1B in ARR in 2028

>$600M ARR
EOY 2026

~20,000
Customers Globally

~5x ARR
Over the past 5 years



Freshservice
ITSM
Freddy AI
Freshservice for
Business Teams
ESM
D42
Device42
ITAM
Freddy
Agentic AI
FireHydrant
ITOM
2014
2022
2024
2026

freshworks

© 2026 Freshworks Inc. All rights reserved.

Freshservice — AI-first platform for IT and beyond

ChatGPT | Claude | Slack | MS Teams | Portal | Email | Voice | Chat

AI Agents
Autonomous resolution

AI Copilot
Human augmentation

AI Insights
Intelligence & visibility

MCP Gateway
Extensibility & choice

ITSM | ITAM | ITOM | ESM

Context Layer from Configuration Management Database

Knowledge Base | Workflows | Identity & Access | Incident History | Alerts

DevOps
Azure DevOps, Jira, GitHub

HCM
W, SAP SuccessFactors

Remote Support
BeyondTrust, TeamViewer

Access Mgmt
G Suite, Azure Active Directory

Endpoint Mgmt
Microsoft Intune, control up

freshworks

© 2026 Freshworks Inc. All rights reserved.

51% 95% 23% 24 Keep Employee Higher employee Employee Self-service Race locations supported satisfaction rate satisfaction score deﬂection rate Experience 50% 40% 100% 73% Tickets now submitted IT tickets automated Automation of core Faster incident Agent via self-service portal workﬂows resolution Productivity 68% 5 min 60% 11 To deploy new features Service desks uniﬁed Annual IT Decrease in Bottomline cost savings development costs Savings Kent State © 2026 Freshworks Inc. All rights reserved. 12

Headlines that redeﬁne our story from 2026 to 2028 We are an EX ﬁrst company Freshservice is a leader with agile enterprises and in the mid-market AI is a tailwind that is enabling growth We are proﬁtable and scaling We are committed to capital eﬃciency and prudent capital management © 2026 Freshworks Inc. All rights reserved.

Attractive market with significant room to capture share

$45B TAM

ITSM, ITAM, ITOM, ESM

13.4% CAGR

(2025–2028)

~60%

of the market is represented by **Mid-market** and **Agile Enterprises**

Companies with up to 20k employees

No player has more than **20%** market share

Market is fragmented with strong opportunity to gain share

freshworks

Note: Market size estimates using Gartner forecasts, internal analysis; mid-market and agile enterprise segmentation inclusive of companies with 250 to 20,000 employees.
*Validated ICP growth opportunity through 3rd party external consulting engagement in 2026. Market share is an estimate based on Revenue from 0 to 10,000 employees.

© 2026 Freshworks Inc. All rights reserved.

We are the best solution for the mid-market and agile enterprises Freshservice Expensive & complicated Simple IT help desk only Enterprise grade without enterprise complexity SMB centric, lacks enterprise Developer-centric, hard to use depth Last-generation, not innovating © 2026 Freshworks Inc. All rights reserved.

Our core differentiators

Unified platform

- Unified platform for managing IT services, asset and operations
- Unify service needs for IT, HR, Finance and all lines of business

"Everyone uses Freshservice. It has been instrumental in streamlining our operations not only within the IT department but also across various business functions..."

smartsheet

Domain-specialized AI

- Superior AI built on a decade of service data, workflows and domain context
- ~45 AI service workflows for leaders, admins, agents and employees - all natively infused in the platform

"Freddy AI Agent helps in triaging tickets, suggests the right category, and helps our agents to view similar cases solved in the past. It is a great support in our IT ecosystem."

Morgan Advanced Materials

Rapid impact

- No code setup, intuitive UX with built in best practices
- Fast implementations (80% of deployments live in <12 weeks)
- Low maintenance and low overhead = Low TCO

"Freshservice's no-code capabilities, automation features, and time to value made it the obvious choice for us."

databricks

Trusted partner at scale

- Transparent, predictable pricing
- ITIL certified with enterprise grade support
- Deep R&D investment; built-in security, compliance, governance controls n

"Our implementation journey was seamless. They understood our challenges and made customizations to suit our needs directly."

COHERENT

freshworks

© 2026 Freshworks Inc. All rights reserved.

Freshservice is rapidly growing upmarket

Large Account Traction	Bigger Deal Velocity	Higher Spending
>40%	**~40%**	**18%**
EX ARR from customers spending >$100K ARR	Growth in customers spending >$100K ARR YoY	YoY growth in ARPA

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Note: All data as of March 31, 2026.

© 2026 Freshworks Inc. All rights reserved.

SEAGATE

Industry - Technology (Data Storage & Infrastructure)

Region - Global

About the Customer

Seagate is a global leader in data storage, supporting large-scale enterprise and cloud environments. With 30,000+ users worldwide, the company needed to modernize ITSM quickly. Its legacy system was costly, inflexible, and slowing down automation.

"

After one year, nobody remembers what our previous platform was. What that means is the adoption has gone very well and people are happy.

Vinod Pasi,
VP & Global Head of IT Infrastructure

freshworks

Seagate modernized global ITSM in 3 months with Freshservice

Business Challenge

Seagate needed to migrate 30,000 users to a new ITSM platform in just three months, replacing a 14-year-old system that was costly, inflexible, and blocking AI and automation adoption.

Freshworks Solutions

- Freddy AI Agent deployed via MS Teams deflects 32% of support volume, resolving common requests before they reach the service desk
- Device42 replaced manual asset tracking with automated discovery across Seagate's hybrid infrastructure, syncing directly into Freshservice
- Freddy Copilot put AI-assisted recommendations in agents' hands at the point of work, accelerating resolution with no formal training required

Results

32%
Ticket deflection rate with Freddy AI

42%
Better resolution time than industry standard

© 2026 Freshworks Inc. All rights reserved.

We consistently and increasingly win new customers

We win against large competitors

KIDDE COMMSCOPE VILLAGE ROADSHOW PICTURES

Healthy win rates of ~40% supported by big wins against large competitors

We win in the mid-market

Commerce Bank FLOWSERVE UNIVERSAL TECHNICAL INSTITUTE

Won ~250 new logos with greater than $30K ARR in the past year*

We win with partners

WHITLOCK unisys CDW

More than 40% of our EX ARR has a partner attached to the deal freshworks

* NOTE: Represents TTM (April 1, 2025 - March 31, 2026)

© 2026 Freshworks Inc. All rights reserved.

Freshservice has multiple paths to expand

ITAM

~1/3 of large new lands[1] include advanced ITAM[2]

ITOM

Consolidation opportunity for hundreds of customers on point solutions today

ESM

Fast growing add-on with significant runway to expand

AI

Attaching paid AI SKUs to over 50% of large new lands[1]

Future adjacencies

Complementary areas to pursue (e.g. AIOps, DEX, FinOps, SecOps)

Clear opportunity to drive continued NDR expansion and ARPA growth

(>60% of new bookings today come from expansion)

1. Deals >$30K in ARR
2. Represents TTM (April 1, 2025 - March 31, 2026)

freshworks

© 2026 Freshworks Inc. All rights reserved.

Freshservice net retention rates are enterprise-class ~119% 111% OVERALL EX NDR EX Multi-product NDR resolution rate NOTE: Reﬂects as-reported net dollar retention rates as of Q1’26. © 2026 Freshworks Inc. All rights reserved.

Our monetization model is diversifying as product capabilities expand 2023: Seat-Based Model Today: Emerging Hybrid Model 2028E: Fully Hybrid Model ● Primarily selling seats for IT ● Seat-based for IT agents and ● Flexible pricing across: agents and non-IT users non-IT users ○ Agents ● Limited asset-based pricing for ● Asset-based for advanced ITAM ○ Assets lightweight ITAM offering ○ Events ● Alert-based for ITOM On-Call ○ Resolutions ○ Tokens ● Session-based for AI Agents ○ Employees Seat growth remains robust | Non-seat ARR rapidly expanding © 2026 Freshworks Inc. All rights reserved.

new balance

Industry - Retail (Apparel & Footwear)

Region - Global

About the Customer

New Balance is a global athletic brand. As it scaled, legacy IT systems limited visibility and slowed operations. The company needed a unified, modern platform to support growth.

"

Most of our people now really see and recognize the value of what a true CMDB can bring. And we're getting really good adoption rates.

Markus Gaulke
Platform Manager

freshworks

New Balance steps up ITSM with unified asset management

Business Challenge

New Balance needed to unify IT operations across 7,000+ employees, replacing an aging service desk that created silos and left teams without visibility into assets or the impact of infrastructure changes.

Freshworks Solutions

- Freshservice provides a seamless transition from legacy systems to unified platform, eliminating operational silos across global operations
- Device42 integration delivers comprehensive asset discovery, creating single source of truth for inventory management
- Advanced CMDB gives complete visibility into infrastructure dependencies for effective change control and risk reduction
- Platform scalability supports enterprise-wide adoption beyond IT to facilities, HR, and other departments for standardized service delivery

Results

133
Agent groups deployed

>5K
Tickets handled per month

© 2026 Freshworks Inc. All rights reserved.

Headlines that redeﬁne our story from 2026 to 2028 We are an EX ﬁrst company Freshservice is a leader with agile enterprises and in the mid-market AI is a tailwind that is enabling growth We are proﬁtable and scaling We are committed to capital eﬃciency and prudent capital management © 2026 Freshworks Inc. All rights reserved.

What we are announcing today AI Agent Studio Freshservice ● Domain-speciﬁc HR & IT AI agents ITAM & ITOM ● No-code agent builder Live map your entire IT estate and unify ● Deep enterprise context & actions your infrastructure and operations for ● Expansive library of agentic AI-powered service transformation workﬂow MCP Gateway XLAs & Bridge Freshservice intelligence Executive Overview Insights with the third-party AI tools of ● Experience Level Agreements (XLAs) your choice ● CIO dashboard - AI summaries, performance drilldowns © 2025 F © 2026 F © 2025 Fr r reshworks Inc. All rights r eshworks Inc. All rights r eshworks Inc. All rights reser eser eserv v ved. ed. ed. + Freshservice for Business Teams

AI is delivering customer outcomes today

Productive	Efficient	Impactful
+52%	**~50%**	**~100%**
Higher ticket volume for agents who use Freddy Copilot	EX tickets deflected by Freddy AI Agent in Q1 2026	Growth in paying Freddy Copilot customers

*All YoY data as of March 31, 2026.

freshworks

© 2026 Freshworks Inc. All rights reserved.

We have multiple paths to monetize AI

Direct monetization is evolving rapidly

AI Copilot	$29/mo Add-On for Pro & Enterprise
AI Agent	Included on a promo basis for Pro, Growth, and Enterprise plans. Session-based pricing coming in October ($0.49/session)
MCP	Available today with usage-based pricing coming in October

Indirect monetization is also a tailwind

Win Rates	AI offering and roadmap is central to every RFP and New Logo win
NDR	NDR for EX customers with AI is ~118%[1]
Plan Growth	Enterprise plan (currently includes AI Agents & Insights) outpacing overall EX ARR growth freshworks

1. Reflects as-reported net dollar retention rates as of Q1'26.

© 2026 Freshworks Inc. All rights reserved.

AMERISURE

Industry - Insurance (Property & Casualty)

Region - North America

About the Customer

Amerisure is a U.S.-based insurance provider serving commercial clients. As operations grew, legacy systems slowed workflows and limited visibility. The company needed a more modern, efficient platform to streamline service.

"

Freshservice makes it easy to prioritize the customer experience — sometimes there are struggles on the back end, but it makes it easy for the user to get what they need.

Daniel McMaster
IT Service Management Analyst

freshworks

Amerisure transforms AI service delivery with a single platform

Business Challenge

Amerisure needed to replace a legacy ticketing system with no analytics, change management, or data retention, while bringing scattered email-based business workflows under one platform with real SLA visibility.

Freshworks Solutions

- Freshservice unifies service delivery across IT and business teams — replacing siloed email workflows with structured, trackable request flows across legal, HR, underwriting, and more
- Automated workflows and Freddy AI Agent handle ticket routing, change management, and employee self-service without manual intervention or added headcount
- Freddy AI Insights surfaces ticket trend deviations in minutes, enabling data-informed decisions that saved Amerisure 4,000+ hours across IT and business in 2025

Results

95%
Faster ticket trend analysis with Freddy Insights

4K+
Hours saved across IT and business teams in 2025

© 2026 Freshworks Inc. All rights reserved.

Tyler Sloat Chief Operating Oﬃcer & Chief Financial Oﬃcer 29

Headlines that redeﬁne our story from 2026 to 2028 We are an EX ﬁrst company Freshservice is a leader with agile enterprises and in the mid-market AI is a tailwind that is enabling growth We are proﬁtable and scaling We are committed to capital eﬃciency and prudent capital management © 2026 Freshworks Inc. All rights reserved.

Driving improved proﬁtability and free cash ﬂow 2022 2024 2026E Changes since 2024 $265 28% ● Reduced investment in $211 non-core products 22% 21% ● Clariﬁed GTM strategy & focused $153 on 8 top countries $99 14% ● Aligned product & eng focus on 3 priorities: EX, AI, CX -$15 ● Shifted EX product -$22 & GTM efforts upmarket -3% ● Drove HC eﬃciency reducing -15% headcount by 20%+ since Q3’24 Non-GAAP Op Proﬁt FCF Op Margin FCF Margin All dollar values shown are in millions ($M). © 2026 Freshworks Inc. All rights reserved.

Since our investor day in September our EX focus has gotten even sharper Space to grow in EX Adjusted Product & GTM Conﬁdence in Execution ● AI penetration and ● EX Pipeline is improving - more ● 80% of resources focused on monetization is nascent at bats EX and AI ● Penetration of ITOM, Advanced ● Increasing EX win rates ● Field sales is EX focused ITAM & ESM is still early ● Expansion is >60% of gross ● CX is inbound focused for ● Whitespace in Mid-Market and bookings proﬁtability Agile Enterprise segment We are even more conﬁdent in our ability to scale our top line © 2026 Freshworks Inc. All rights reserved.

We are revising our 2028 ARR forecast upward by $100M, driven by faster EX ARR growth

EX	**Growth outlook:**	Low-20s → **Mid-20s**
	Key drivers:	Strengthening pipeline Upmarket momentum Broader product portfolio
	Growth algorithm:	Higher NDR from enterprise shift + incremental new business
CX	**Growth outlook:**	Mid-single digits → **Low to mid-single digits**
	Key drivers:	Platform migration on track Focused on efficient SMB/C acquisition
	Growth algorithm:	NDR stabilization post-migration + lower churn risk from targeted new business acquisition freshworks

© 2026 Freshworks Inc. All rights reserved.

Revised 2028 forecast driven by EX success

	2025 Investor Day	Revised
Revenue	$1.2B+	$1.3B+
Ending ARR	$1.3B+ ARR *EX Growth: >20%* *CX Growth: Mid-Single Digits*	$1.4B+ ARR *EX Growth: Mid-20s* *CX Growth: Low to Mid-Single Digits*
Driving EX growth	65% of Ending ARR EX Target	70% of Ending ARR EX Target
Upmarket Expansion	70% of Ending ARR MM & Enterprise Customers Target	75% of Ending ARR MM & Enterprise Customers Target
NDR Inflection	>106% NDR	>108% NDR

freshworks

© 2026 Freshworks Inc. All rights reserved.

We’ve adjusted our operating model since September to drive even greater proﬁtability Proﬁtable Businesses Beneﬁting from Scale Driving Eﬃciencies ● EX high 80s gross margins ● GTM - Field focused on EX ● S&M from 38% to 36% of while CX is entirely inbound revenue by end of 2028 ● CX operating margins >30% with Focused GTM and ● P&E - >50% code aided by AI ● Rep productivity improving Product investments with upmarket success ● G&A - Tech automation and AI driving results ● Marketing effectiveness from tighter focus for EX & CX We are even more conﬁdent in our ability to scale proﬁtability © 2026 Freshworks Inc. All rights reserved.

Raising the Bar - Rule of 50 by 2028 Accelerating Growth Robust Cash Flow Rule of 2025 $1.2B+ $340M+ 45 Investor Day 2028E REVENUE 2028E FREE CASH FLOW +15-16% YoY 28-30% Margin Accelerating Growth Robust Cash Flow Rule of New $1.3B+ $425M+ ~50 2028E REVENUE 2028E FREE CASH FLOW +16% YoY 32-34% Margin © 2026 Freshworks Inc. All rights reserved.

Headlines that redeﬁne our story from 2026 to 2028 We are an EX ﬁrst company Freshservice is a leader with agile enterprises and in the mid-market AI is a tailwind that is enabling growth We are proﬁtable and scaling We are committed to capital eﬃciency and prudent capital management © 2026 Freshworks Inc. All rights reserved.

We have a track record of prudent capital management Diluted Shares Outstanding Capital allocation execution 2024 2026E 2028E ● 2025 buyback: 26.9M shares -2% CAGR ● 2026 est. buyback: 20M-25M shares over next 3-5 quarters 328M ● $ FCF growth of $153M in 2024 to $265M in 2026E 296M ~300M ● Expect FCF per share grew from $0.50 in 2024 to $0.94 in 2026E, CAGR of 37% ● Completed two acquisitions ~ $300M capital nearly all cash FCF per Share Our plan anticipates… 2024 2026E 2028E 28% CAGR ● Continued share retirement with net tax settlement ~$1.35 ● Periodic buybacks as additional upside ● Expect FCF per share to grow to ~$1.35, 28% CAGR since 2024 $0.94 ● 1 to 3 tuck-in acquisitions annually $0.50 © 2026 Freshworks Inc. All rights reserved.

SBC has improved 14 percentage points in past 2 years and will continue to decline SBC as % of Revenue Changes since 2024 2024 2026E 2028E ● Reduced headcount from Q3’24 by >20% 30% ● Adjusting equity eligibility for lower levels ● Lapped IPO grants 16% ● Targeting peer top 13%-14% quartile © 2026 Freshworks Inc. All rights reserved.

2028 Outlook - Raising the Bar 40

Reiterating 2026 Financial outlook from May 5 ($ in millions except for per share data) Q2-26 2026 (1) Revenue $232.0 - $235.0 $958.0 - $964.0 Year-over-year growth 13% - 15% 14% - 15% (1) Non-GAAP income from operations $41.0 - $43.0 $207.0 - $215.0 (2) Non-GAAP net income per share $0.13 $0.61 - $0.63 (1) Revenue and non-GAAP income from operations are based on exchange rates as of May 1, 2026 for currencies other than USD. (2) Non-GAAP net income per share was estimated assuming 280 million and 281 million weighted- average shares outstanding for the second quarter and full year 2026, respectively. © 2026 Freshworks Inc. All rights reserved.

Raising the Bar - Updated Long-term 2028 targets 2025 INVESTOR DAY CHANGE NEW* $1.2B+ $1.3B+ +$100M Revenue 15-16% 16% Non-GAAP Gross Margin 85-86% 85-86% R&D 16-17% -200 bps 14-15% As a % of Revenue S&M 38-39% -200 bps 36-37% As a % of Revenue G&A 9-10% 9-10% As a % of Revenue Operating Margin 20-22% +400 bps 24-26% Free Cash Flow Margin 28-30% +400 bps 32-34% Free Cash Flow per Share - 20%+ Y/Y Growth SBC 18-20% -500 to -600 bps 13-14% As a % of Revenue GAAP Net Income Margin 1-2% +800 bps 9-10% Note: New outlook for 2028 includes the estimates of FireHydrant. © 2026 Freshworks Inc. All rights reserved.

Measuring what matters - Metrics to anchor upon disclosures you should expect from us

Quarterly Metrics

Financial & Core Growth

- EX and CX ARR
- Margins
- Capital Usage
- Adj. FCF / Share

Expansion & AI Adoption

- NDR
- $50K & $100K+ Customers
- Paying AI Customers
- EX AI Attach >$30K Deals

freshworks

© 2026 Freshworks Inc. All rights reserved.

Takeaways 44

Why own Freshworks (FRSH) today Stock Price as of 5/12/26 - $8.50 · EV/Revenue 1.6x · Avg. analyst price target = $12 2 1 3 EX platform at an inﬂection Compounding FCF/share story Valuation discount ● Adj FCF/share 71% CAGR over past 2 years ● EX ARR $540M+, growing 27% YoY in Q1 ● EV/Revenue of ~1.6x ● $0.94 Adj FCF/share in 2026E → $1.35 by ● 111% NDR today; 119% NDR (Multi-Product) ● EV/FCF of ~5.9x on $265M 2026E FCF 2028 ● $1B+ ARR path in 2028 well-deﬁned ● P/E of ~14x vs. SaaS peer median ~27x ● 20%+ annual Adj FCF/share growth target ● Rule of 50 target by 2028 (vs. Rule of ● $400M buyback authorized; 12.7M shares 45 prior) retired YTD ~1.6x 27% 119% $265M 20%+ Rule of 50 EV / 2026E Revenue EX ARR YoY Growth EX NDR (Multi-Product) 2026E Adj. Free Cash Adj FCF/Share 2028 Target Flow Growth/Yr Data as of Q1 FY2026 (March 31, 2026) and May 2026 analyst consensus. This slide is for investor discussion purposes only and does not constitute investment advice. NOTE: Reﬂects as-reported net dollar retention rates as of Q1’26. © 2026 Freshworks Inc. All rights reserved.

Headlines that redeﬁne our story from 2026 to 2028 We are an EX ﬁrst company Freshservice is a leader with agile enterprises and in the mid-market AI is a tailwind that is enabling growth We are proﬁtable and scaling We are committed to capital eﬃciency and prudent capital management © 2026 Freshworks Inc. All rights reserved.

Q&A © 2026 F © 2026 Fr reshworks Inc. All rights r eshworks Inc. All rights reser eserv ved. ed.

Contact us ir@freshworks.com © 2026 F © 2026 Fr reshworks Inc. All rights r eshworks Inc. All rights reser eserv ved. ed.

Appendix © 2026 F © 2026 Fr reshworks Inc. All rights r eshworks Inc. All rights reser eserv ved. ed.

Deﬁnitions Customer: a unique domain or unique email address with at least one more more paid subscriptions to one or more of our products ARPA: annual revenue per account ARR: annual recurring revenue CAGR: compounding annual growth rate TTM: trailing twelve months SMB: companies with 250 or fewer employees Mid-market: companies with 251 to 5,000 employees Enterprise: companies with 5,001 or more employees FCF: free cash ﬂow is net cash provided by operating activities, less purchases of property and equipment and capitalized internal-use software. SBC: stock-based compensation Note: Numbers rounded for presentation purposes and may not foot. © 2026 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Revenue ($ in millions) 2022 2023 2024 2025 GAAP Revenue $498.0 $596.4 $720.4 $838.8 YoY Growth rates 34% 20% 21% 16% Add: Effects of foreign currency rate ﬂuctuations $11.3 $0.6 ($1.4) ($2.6) (1) Revenue adjusted for constant currency $509.3 $597.0 $719.0 $836.2 YoY Growth rates - constant currency 37% 20% 21% 16% (1) Revenue growth rates adjusted for constant currency are based on average exchange rates in effect during the comparison period for currencies other than USD . Note: Numbers rounded for presentation purposes and may not foot. © 2026 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Income (loss) from operations ($ in millions) 2022 2023 2024 2025 GAAP income (loss) from operations ($233.4) ($170.2) ($138.6) $13.2 Add: stock-based compensation expense - employee awards 207.7 210.7 216.7 146.8 Add: employer taxes and employee stock transactions 1.8 3.7 3.2 3.0 Add: amortization of acquired intangibles 1.6 0.3 8.2 13.9 Add: restructuring charges – – 9.7 0.4 Add: acquisition expense – – – 0.7 Non-GAAP income (loss) from operations ($22.3) $44.5 $99.1 $178.0 GAAP operating margin (47%) (29%) (19%) 2% Non-GAAP operating margin (4%) 7% 14% 21% Note: Numbers rounded for presentation purposes and may not foot. © 2026 Freshworks Inc. All rights reserved.

GAAP to non-GAAP Reconciliations Free cash ﬂow ($ in millions) 2022 2023 2024 2025 Net cash provided by (used in) operating activities ($2.5) $86.2 $160.6 $242.4 Less: purchase of property and equipment ($7.1) ($2.1) ($9.2) ($5.7) Less: capitalized internal-use software ($5.1) ($6.3) ($5.5) ($15.8) Add: restructuring costs paid – – $7.3 $2.2 Adjusted Free cash ﬂow ($14.8) $77.8 $153.3 $223.1 Adjusted Free cash ﬂow margin (3%) 13% 21% 27% Net cash provided by (used in) investing activities ($284.8) $158.5 $38.8 $206.1 Net cash (used in) ﬁnancing activities ($156.4) ($60.6) ($67.3) ($436.7) Note: Numbers rounded for presentation purposes and may not foot. © 2026 Freshworks Inc. All rights reserved.